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                                                                    EXHIBIT 99.1

MILLENNIUM ANNOUNCES THE COMPLETION OF LEUKOSITE AND MILLENIUM BIOTHERAPEUTICS MERGERS

-- Appoints Christopher Mirabelli, Ph.D., President, Pharmaceutical R&D --

CAMBRIDGE, Mass, December 22, 1999 -- Millennium Pharmaceuticals, Inc. (Nasdaq:
MLNM) today announced the completion of its merger with LukoSite, Inc., in which Millennium acquired LeukoSite in a stock-for-stock exchange. As a result of the merger, LeukoSite shareholders will receive 0.4296 shares of Milllenium stock for each share of LeukoSite stock.

The merger transaction will be recorded as a purchase for accounting purposes and will result in a charge to Millennium's fourth quarter 1999 financial results due to the write-off of acquired in process research and development.

In addition to announcing the LeukoSite merger, Millennium today also announced the completion of its merger with its Millennium BioTherapeutics, Inc. subsidary, which had previously been a majority owned subsidary. This merger integrates Millennium BioTherapeutics' research and development with Millennium's pharmaceutical division to form a unified pipeline in small molecules, therapeutic proteins and antibodies.

In connection with these mergers, Millennium announced the appointment of Christopher K. Mirabelli, Ph.D. to the position of president, pharmaceutical research and development, reporting to Mark Levin, CEO of Millennium Pharmaceuticals. Dr. Mirabelli, who was president and CEO of LeukoSite prior to the merger with Millennium, will lead the company's science, technology, research and development efforts from gene discovery through clinical evalutaion.

"Our merger with LeukoSite leapfrogs Millennium toward our vision of building the biopharmaceutical company of the future. LeukoSite's product development expertise and rich pipeline of potential products add critical capabitities and expertise to Millennium's platform," said Mark Levin, Chief Executive Officer of Millennium. "Dr. Mirabelli, who has extensive product development experience, will lead our newly combined pharmaceutical research and development organization toward achievement of our therapeutic pipeline and productivity goals," he added.

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Millennium, a leading drug discovery and development company, employs large-scale genetics, genomics, high throughput screening and informatics in an integrated science and technology platform. This innovative drug discovery platform is applied across the entire healthcare sector, from gene identification through patient management, to accelerate and transform the discovery and development of proprietary therapeutic and Diagonomics products and services. Headquartered in Cambridge, Massachusetts, Millennium and its affiliate currently employ more than 1,000 people.


     THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINITIES. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH FORWARD LOOKING STATEMENTS INCLUDE UNCERTAINTIES RELATING TO GENE IDENTIFICATION, DRUG DISCOVERY AND CLINICAL DEVELOPMENT PROCESSES; MILLENNIUM'S ABILITY TO SUCCESSFULLY INTEGRATE THE OPERTIONS OF LEUKOSITE, INC.; CHANGES IN RELATIONSHIPS WITH STRATEGIC PARTNERS AND DEPENDENCE UPON STRATEGIC FOR THE PERFORMANCE OF CRITICAL ACTIVITIES UNDER COLLABORATIVE AGREEMENTS; THE IMPACT OF COMPETITIVE PRODUCTS AND TECHNOLOGICAL CHANGES; UNCERTAINTIES RELATING TO PATENT PROTECTION AND REGULATORY APPROVAL; AND UNCERTAINTIES RELATING TO THE ABILITY OF MILLENNIUM AND ITS AFFILIATE TO OBTAIN THE SUBSTANTIAL ADDITIONAL FUNDS REQUIRED FOR PROGRESS IN DRUG DISCOVERY AND DEVELOPMENT. THE FACTORS THAT COULD AFFECT THE PERFORMANCE OF MILLENNIUM ARE MORE FULLY DESCRIBED IN FILINGS BY MILLENNIUM WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING BUT NOT LIMITED TO THE FACTORS SET FORTH UNDER THE HEADING "BUSINESS FACTORS THAT MAY AFFECT RESULTS" IN THE ANNUAL REPORT ON FORM 10-K OF MILLENNIUM FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED ON MARCH 24, 1999; AND ALSO, THE FILINGS BY LEUKOSITE, INC. WITH THE SECURITIES AND EXCHANGE COMMISSION.